SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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MineCore International, Inc.
(Name of Registrant as Specified in Its Charter)

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MineCore International, Inc.

520 SE 5th Avenue, Suite 1508

Fort Lauderdale, FL 33301

(954) 463-1417

(954) 728-8896 (Fax)

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about April 4, 2008, to the holders of record of the outstanding common stock, $.001 par value per share (the “Common Stock”) of MineCore International, Inc., a Delaware corporation (the “Company”), as of the close of business on March 26, 2008 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated March 26, 2008, (the “Written Consent”) of shareholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the “Majority Shareholders”).  Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to MineCore International, Inc.

The Written Consent approved a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada corporation (the “Reincorporation”), pursuant to an agreement and plan of merger (the “Plan of Merger”), in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Delaware Revised Statutes and the Company’s Bylaws to approve the Plan and the Reincorporation.  Accordingly, the Plan and the Reincorporation are not presently being submitted to the Company’s other shareholders for a vote.  The Plan is effective as of March 26, 2008, the date it was approved by our Board of Directors, and the Reincorporation will become effective on April 9, 2008, following the filing of Articles of Merger with the Nevada Secretary of State and Delaware Secretary of State.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of the Board of Directors,

Jerry G. Mikolajczyk

Chief Operating Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about April 4 2008, to shareholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Shareholders.

Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Delaware Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Plan and the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock.  Each shareholder is entitled to one vote per share of Common Stock on any matter which may properly come before the shareholders.

On the Record Date, the Company had 97,144,544 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On March 26, 2008, our board of directors (the “Board of Directors”) adopted resolutions approving the Plan and recommended that our shareholders ratify the Plan.  On March 26, 2008, the Board of Directors adopted resolutions approving the Reincorporation and recommended that our shareholders approve the Plan of Merger.

Our Board of Directors believes that the Plan will help us to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to our employees, directors and consultants, and promote the success of our business.  Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income tax.

CONSENTING STOCKHOLDERS

On March 26, 2008, the following majority shareholders, including our Chief Operating Officer, approved in writing the Plan and the Reincorporation.

Shareholder:	Signing Authority	Number of Shares
	Name:
La Societe Les Pierres Precieuses de Madagascar	Jerry G. Mikolajczyk	25,635,082
Kinetic Disintegrators Ltd.	Bill Ketcheson	16,051,576
North Fork 14 Investment Group, Inc.	Mike Iorlano	9,415,619
Rich Mining Inc.	Kevin Grapes	6,558,795
Kathy Lynn Mikolajczyk Living Trust	Jerry G. Mikolajczyk	6,074,664
Tashsa Lee Mikolajczyk-Guest Living Trust	Jerry G. Mikolajczyk	4,555,998
Centaur Services, LLC	Kevin Grapes	3,507,986
Jaeden Guest Living Trust, June 6, 2005	Jerry G. Mikolajczyk	3,037,332
Salena Guest Living Trust, June 6, 2005	Jerry G. Mikolajczyk	3,037,332
International Mining Company of America	Jerry G. Mikolajczyk	1,957,257
Total Shares per consent above
Total Shares Issued and Outstanding:		97,144,544
Quorum:		82%

Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Plan and the Reincorporation.  The Company is not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.  All necessary corporate approvals have been obtained.  This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by written consent and giving shareholders notice of such actions taken as required by the Exchange Act.

The Plan is effective as of March 26, 2008, the date it was approved by our Board of Directors.  The Company has executed the Plan of Merger and will file Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Delaware to effect the Reincorporation.  Our Board of Directors has fixed April 9, 2008 as the effective date of the Reincorporation (the “Effective Date”).

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital currently consists of 100,000,000 shares of Common Stock and 10,000,000 Preferred Shares.  Each share of Common Stock entitles its record holder to one (1) vote per share.  Holders of the Company’s Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

At the close of business on the Record Date, the Company had 97,144,544 shares of Common Stock issued and outstanding and 25 shares of Preferred Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 26, 2008 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of Minecore International, Inc., 520 SE 5th Avenue, Suite 1508, Fort Lauderdale, FL 33301.

Name & Address of Beneficial Owner	Office, if Any	Title of Class	Amount & Nature of Beneficial Ownership	Percent of Class[2]
La Societe Les Pierres Precieuses de Madagascar[1]	COO[1]	Common	25,635,082	26.4%
Kinetic Disintegrators Ltd.	COO[1]	Common	16,051,576	16.5%
North Fork 14 Investment Group, Inc.		Common	9,415,619	9.7%
Rich Mining Inc.		Common	6,558,795	6.7%
Kathy Lynn Mikolajczyk Living Trust June 6, 2005[1]	COO[1]	Common	6,074,664	6.2%
Tashsa Lee Mikolajczyk-Guest Living Trust June 6, 2005[1]	COO[1]	Common	4,555,998	4.7%
Jaeden Guest Living Trust, June 6, 2005[1]	COO[1]	Common	3,037,332	3.1%
Salena Guest Living Trust, June 6, 2005[1]	COO[1]	Common	3,037,332	3.1%
International Mining Company of America[1]	COO[1]	Common	1,957,257	2.%
Jerry G. Mikolajczyk[1]	COO[1]	Common	25,002.02%
Tomaz Klingberg	Director	Common	114,637.12%
All officers and directors as a group (9 persons named above)		Common Stock $0.01 par value	60,488,880[1]	62.27%

(1)

Jerry G. Mikolajczyk, our COO, CEO and a Director, exercises investment discretion and control over these shares of our common stock.  Mr. Mikolajczyk may be deemed to be the beneficial owner of the shares of common stock reported herein to the extent of his direct or indirect pecuniary interest therein, and nothing herein shall be deemed to be an admission that Mr. Mikolajczyk is the beneficial owner of the shares of common stock reported herein for purposes of Section 16 of the Exchange Act or for any other purpose.

(2)

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the following persons for services rendered in all capacities during the noted periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (No. of shares)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jerry G. Mikolajczyk	2007	120,000	0	0	0	0	0	0	120,000
	2006	120,000	0	0	0	0	0	0	120,000
Daniele L. Forigo	2007	60,000	0	0	0	0	0	0	60,000
	2006	60,000	0	0	0	0	0	0	60,000
Kevin Elliott	2007	0	0	0	0	0	0	0	0
	2006	30,000	0	0	0	0	0	0	30,000

Narrative to Summary Compensation Table

Outstanding Equity Awards at Fiscal Year End

Other than as set forth below, none of our executive officers received unexercised options, stock that has not vested or equity incentive plan awards that remained outstanding as of the end of the fiscal year ended March 31, 2007.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Narrative to outstanding equity awards table There have been no grants of options or stock as compensation to any of our officers or directors.

Compensation of Directors

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our directors for services rendered during our last completed fiscal year, March 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jerry G. Mikolajczyk	0	0	0	0	0	0	0
Daniele L. Forigo	0	0	0	0	0	0	0
David Bending	0	0	0	0	0	0	0
Gerald R. Sneddon	0	0	0	0	0	0	0
Thomaz Klingberg	0	0	0	0	0	0	0
Gordon Gutrath	0	0	0	0	0	0	0

Narrative to Director Compensation Table

Directors are not compensated for their services as Directors, except for the reimbursement of out-of-pocket expenses.

CHANGE IN OUR STATE OF INCORPORATION

FROM DELAWARE TO NEVADA

On March 26, 2008, our Board of Directors adopted resolutions, subject to shareholder approval, to change the Company’s state of incorporation from Delaware to Nevada.  In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Nevada specifically for that purpose under the name “MineCore International, Inc..” (“MCI-NV”).  Pursuant to the terms of the Plan of Merger, MCI-NV will be the surviving corporation and the issued and outstanding shares of the Company’s Common Stock will automatically be converted into shares of MCI-NV common stock at the rate of one share of MCI-NV common stock for each one share of the Company’s Common Stock.  The form of the Plan of Merger of is attached hereto as Appendix A.  Upon completion of the merger, the Articles of Incorporation and Bylaws of MCI-NV will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company, as more thoroughly discussed below.

Reasons for the Reincorporation

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs.  In light of the Company’s growth, our Board of Directors believes that it will be beneficial to the Company and its shareholders to obtain the benefits of Nevada’s corporation laws.  Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws, with multiple cases concerning areas that Florida courts have not yet considered.  Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company’s legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial).   Upon the effective time of the Reincorporation, each shareholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of MCI-NV.

As previously noted, the Articles of Incorporation and Bylaws of MCI-NV will be the governing instruments of the surviving corporation following the merger with the Company, resulting in several changes from the current Articles of Incorporation and Bylaws of the Company.  Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Delaware to an office and agent in Nevada.  Some changes, however, will be substantive in nature.  There are also material differences between the Delaware Act and Nevada corporation laws.  Certain substantive changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Delaware and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Articles of Incorporation and Bylaws of MCI-NV, copies of which are included herewith as Appendix B and Appendix C, respectively.

Immediately following the Merger, the current Board of Directors and Officers will continue in their respective positions and responsibilities as the Board of Directors and Officers of MCI-NV.

As disclosed in more detail under the heading “Anti-Takeover Effects of Certain Provisions of Nevada Law and Our Articles of Incorporation and Bylaws” below, certain provisions of MCI-NV Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company’s control or in our management

Changes to Articles of Incorporation

(a)

Limited Liability of Directors.

The Articles of Incorporation of MCI-NV limit the liability of the Company’s directors to the maximum extent permitted by Nevada law.  As a result, a director will have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes.  The Company’s current Articles of Incorporation do not contain any provision limiting the liability of the Company’s directors under Delaware law.  Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions.  We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of MCI-NV’s Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy and is, therefore, unenforceable.  In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(b)

No Restrictions on Business Combinations with Interested Stockholders.

The Company has elected not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers, so the MCI-NV Articles of Incorporation opts out of these provisions.  The application of these sections of the Nevada Revised Statutes would have limited the ability of the Company’s stockholders to approve a transaction that they may deem to be in their interests.  Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.  The FBCA subjects the Company to similar restrictions on transactions with interested shareholders, summarized below under the heading “Change from Delare Law to Nevada Law,” but the Company’s current Articles of Incorporation does not contain a provision expressly electing not to be governed by that statute.

(c)

No Restrictions on Control Share Acquisitions.

In its Articles of Incorporation, MCI-NV has elected not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation.  Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.  The FBCA subjects the Company to similar restrictions on control share acquisitions, summarized below under the heading “Change from Delaware Law to Nevada Law,” but those provisions of the FBCA did not provide the Company with an option to opt out from the statute.

Anti-Takeover Effects of Certain Provisions of Nevada Law and MCI-NV’s Articles of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  Certain provisions of Nevada’s corporation law and MCI-NV’s Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Change in Capitalization.   MCI-NV’s Articles of Incorporation provide for an increase in the authorized Common Stock of the Company from 100,000,000 to 500,000,000.  The increase in authorized Common Stock may make it more difficult for, or prevent or deter a third party from acquiring control of our Company or changing our Board of Directors and management, as well as, inhibit fluctuations in the market price of our Company’s shares that could result from actual or rumored takeover attempts.

Limitation of Director Liability.  MCI-NV’s Articles of Incorporation limit the liability of our directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law.  Specifically, our directors will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements.  Our bylaws provide that our directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes.  We expect to enter into indemnification agreements with each of our directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

Removal of Directors and Filling of Vacancies.  The increase in the number of votes required to remove a director from the Board of Directors and giving remaining directors the sole right to fill a vacancy on the Board of Directors may make it more difficult for, or prevent or deter a third party from acquiring control of our Company or changing our Board of Directors and management, as well as, inhibit fluctuations in the market price of our Company’s shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf.  The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquiror and the surviving corporation, MCI-NV, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Anticipated Federal Tax Consequences

The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada.  The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)

the Reincorporation of the Company in the State of Nevada to be accomplished by a merger between the Company and MCI-NV, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)

no gain or loss for federal income tax purposes will be recognized by shareholders of the Company on receipt by them of the common stock of MCI-NV in exchange for shares of the Company’s Common Stock;

(c)

the basis of the MCI-NV common stock received by shareholders of the Company in exchange for their shares of the Company’s Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for the Company’s Common Stock; and

(d)

the holding period for the MCI-NV common stock for capital gains treatment received in exchange for the Company’s Common Stock will include the period during which the Company’s Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all shareholders.  It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada.  A successful challenge by the Internal Revenue Service could result in taxable income to the Company, MCI-NV, and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of the Company’s Common Stock shall represent ownership of MCI-NV common stock.  We will print new stock certificates for our common stock that reflect the name change and change in our state of incorporation, although shareholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process.  Each shareholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company’s state of incorporation) to the transfer agent of the Company, Accurate Stock Transfer, Inc., 333 North Atlantic Avenue, Suite 412, Cocoa Beach, FL 32931, Telephone (954) 802-7121, and to be issued in exchange therefor, new common stock certificates representing the number of shares of MCI-NV common stock of which each shareholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the Effective Date, the Company will pay on one occasion only for such issuance.  The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a shareholder. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

DISSENTER’S RIGHTS

Under Delaware law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the adoption of the Plan and our proposed Reincorporation.

By Order of the Board of Directors

   BY: /S/ Jerry G. Mikolajczyk

   ________________________________

Jerry G. Mikolajczyk, COO

Dated:  April 4, 2008

FINANCIAL AND OTHER INFORMATION

For more detailed information on the Company, including financial statements, and other information about the business and operations of the Company, please refer to our periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and copies of which may be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A	Form of Agreement and Plan of Merger
Appendix B	Articles of Incorporation of MineCore International, Inc., which will become the Articles of Incorporation of the Company following the Reincorporation
Appendix C	Bylaws of MineCore International, Inc., which will become the Bylaws of the Company following the Reincorporation

Appendix A

AGREEMENT AND PLAN OF MERGER

by and between

MINECORE INTERNATIONAL, INC.
a Delaware corporation

and

MINECORE INTERNATIONAL, INC.
a Nevada corporation

Dated as of March 12, 2008

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of March 12, 2008, is entered into between Minecore International, Inc., a Delaware corporation (the “Company”) and Minecore International, Inc., a Nevada corporation (“Minecore”).  The Company and MineCore are sometimes together referred to herein as the “Constituent Entities.”

RECITALS

WHEREAS, MineCore was formed in the State of Nevada on March 31, 2008 for the purpose of merging with the Company; and

WHEREAS, the board of directors of each of the Company and MineCore deems it advisable and in the best interests of the Company and MineCore, respectively, upon the terms and subject to the conditions herein stated, that the Company be merged with and into MineCore and that MineCore be the surviving corporation (the “Merger”); and

WHEREAS, the Company will submit this Agreement for approval by written consent of the holders of shares of common stock, $0.001 par value, of the Company (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree in accordance with the applicable provisions of the laws of the States of Delaware and Nevada which permit such merger, as follows:

ARTICLE I.

MERGER; EFFECTIVE TIME

1.1

The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, as defined in Section 1.2 hereof, (a) Minecore International, Inc., a Delaware corporation shall be merged with and into (b) Minecore International, Inc., a Nevada corporation and a wholly owned subsidiary of the Company, whereupon the separate existence of the Company shall cease.

1.2

Effective Time.  Provided that the terms and conditions set forth herein have been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.3 hereof, the Merger shall become effective on April 8, 2008 (the “Effective Time”).

ARTICLE II.

SURVIVING CORPORATION

2.1

Surviving Corporation.  Minecore International, Inc., a Nevada corporation, shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Merger and shall continue to be governed by the laws of the State of Nevada.

ARTICLE III.

TERMS AND CONDITIONS OF THE MERGER

3.1

The Certificate of Incorporation.  The articles of incorporation of MineCore in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of Nevada Revised Statutes, as amended (the “Nevada Statutes”).

3.2

The Bylaws.  The bylaws of MineCore in effect at the Effective Time shall be the bylaws of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of the Nevada Statutes.

3.3

Officers.  The officers of MineCore at the Effective Time shall, from and after the Effective Time, continue to be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.4

Directors.  The directors of MineCore at the Effective Time shall, from and after the Effective Time, continue to be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.5

Submission to Shareholder Vote.  This Agreement shall be submitted to a vote of the shareholders of the Constituent Entities, respectively, as provided by applicable law, and shall take effect, and be deemed to be the Agreement and Plan of Merger of the Constituent Entities, upon the approval or adoption thereof by such shareholders in accordance with the requirements of the laws of the States of Delaware and Nevada, respectively.

3.6

Filing of Articles of Merger in the State of Nevada.  As soon as practicable after the requisite shareholder approvals referenced in Section 3.5, hereof, articles of Merger (the “Articles of Merger”) to effectuate the terms of this Agreement shall be executed by each of the Constituent Entities and thereafter delivered to the Secretary of State for the State of Nevada for filing and recording in accordance with the Nevada Statutes.

3.7

Filing of Articles of Merger in the State of Delaware.  As soon as practicable after the requisite shareholder approvals referenced in Section 3.6 and the filing of the Articles of Merger pursuant to Section 3.7, each of the Constituent Entities shall take any and all such actions and execute and deliver to the Secretary of State for the State of Delaware, any and all documents, certificates or other instruments as may be necessary or appropriate for filing and recording in accordance with the Delaware General Corporation Law, as amended (the “Delaware Act”), including articles of merger.

ARTICLE IV.

EFFECT OF MERGER

4.1

Effect of Merger on Constituent Entities.  At the Effective Time of the Merger, the Constituent Entities shall become a single corporation, which shall be MineCore, and the separate existence of the Company shall cease except to the extent provided by the laws of the States of Delaware and Nevada.  MineCore shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Entities; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of, or belonging to, or due to each of the Constituent Entities, shall be taken and deemed to be vested in MineCore without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger.  MineCore shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Entities and any existing claim, action or proceeding pending by or against either of the Constituent Entities may be prosecuted to judgment as if the Merger had not occurred, or the Surviving Entity may be substituted in such claim, action or proceeding, and neither the rights of creditors nor any liens upon the property of either of the Constituent Entities shall be impaired by the Merger.

4.2

Effect of Merger on Capital Stock.  At the Effective Time, as a result of the Merger and without any further action on the part of the Constituent Entities or the shareholders:

(a) each share of the Common Stock issued and outstanding immediately prior thereto shall be converted into one fully paid and nonassessable share of MineCore common stock (“MineCore Common Stock”), with the same rights, powers and privileges as the shares of Common Stock so converted, and all shares of such Common Stock shall be cancelled and retired and shall cease to exist.

(b) all outstanding and unexercised portions of all option, warrant and security exercisable or convertible by its terms into Common Stock (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Company Stock Option”) shall be assumed by MineCore and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of MineCore Common Stock as the holder of such Company Stock Option would have been entitled to receive had such holder exercised or converted such Company Stock Option in full immediately prior to the Effective Time (not taking into account whether such Company Stock Option was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions (continuous employment with the Company will be credited to an optionee for purposes of determining the vesting of the number of shares of the Common Stock subject to exercise under an assumed option at the Effective Time).  As soon as practicable after the Effective Time, MineCore shall deliver to each holder of a Company Stock Option an option, warrant or convertible security, as the case may be, in MineCore, and shall take all steps to ensure that a sufficient number of shares of MineCore Common Stock is reserved for the exercise of such Company Stock Options for each share of MineCore Common Stock so reserved as of the Effective Time.

(c)

No fractional shares of the Common Stock will be issued in connection with the Merger.

(d)

Each share of MineCore Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.3

Certificates.  At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of Common Stock, options, warrants or other securities of the Company (other than shares held by Dissenting Shareholders as defined below), shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective MineCore Common Stock, options, warrants or other securities of MineCore, as the case may be, into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of MineCore or its transfer agent.  The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to MineCore or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Common Stock, options, warrants or other securities of MineCore, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V.

STATEMENTS REQUIRED BY LAW

5.1

Service of Process.  In accordance with Section 252(d) of the Delaware Act, MineCore, as the Surviving Corporation, hereby agrees that at the Effective Time: (a) MineCore may be served with process within the State of Delaware in any proceeding for the enforcement of any obligation of the Company, as well as for enforcement of any obligation of MineCore arising from the Merger, including any suit or other proceeding to enforce the Shareholder’s right to dissent, and shall irrevocably appoint the Secretary of State for the State of Delaware as its agent to accept service of process in any such suit or other proceedings; (b) MineCore will promptly pay to any Dissenting Shareholders of the Company, the amount, if any, to which they are entitled under Section 212 of the Delawre Act.

5.2

Dissenting Shareholders.  In accordance with Section 92A.190 of the Nevada Statutes, MineCore, as the Surviving Corporation, hereby agrees that at the Effective Time: (a) MineCore may be served with process within the State of Nevada in any proceeding for the enforcement of any obligation of the Company which accrued before the Effective Time, as well as for enforcement of any obligation of MineCore arising from the Merger, including any suit or other proceeding to enforce the Shareholder’s right to dissent, and shall irrevocably appoint the Secretary of State for the State of Nevada as its agent to accept service of process in any such suit or other proceedings; (b) MineCore will promptly pay to any Dissenting Shareholders of the Company, the amount, if any, to which they are entitled under Sections 92A.300 through 92A.500 of the Nevada Statutes.

ARTICLE VI.

MISCELLANEOUS AND GENERAL

6.1

Condition to Each Party’s Obligation to Effect the Merger.  The respective obligation of each party hereto to effect the Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of Common Stock pursuant to the Delaware Act and the Articles of Incorporation of the Company.

6.2

Further Assurances.  From time to time, as and when required by MineCore or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action as shall be appropriate or advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in MineCore, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement.  The officers and directors of MineCore are fully authorized in the name of and on behalf of the Company, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

6.3

Termination.  Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its shareholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or MineCore, or any of their respective shareholders, directors or officers.

6.4

Modification or Amendment.  Subject to the provisions of applicable law, at any time prior to the Effective Time, the Board of Directors of the Constituent Entities may amend, modify or supplement this Agreement, notwithstanding approval of this Agreement by the shareholders; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the MineCore to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

6.5

Tax-Free Reorganization.  The Merger is intended to be a tax-free plan or reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

6.6

Counterparts.  In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

6.7

GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

6.8

Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

6.9

No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

6.10

Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

6.11

Headings.  The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

MINECORE INTERNATIONAL, INC. a Delaware corporation BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk Chief Operating Officer
MINECORE INTERNATIONAL, INC. a Nevada corporation BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk President

Appendix B

Appendix C

BYLAWS

OF

MINECORE INTERNATIONAL, INC.

SECTION 1

SHAREHOLDERS' AND SHAREHOLDERS' MEETINGS

1.1

Annual Meeting.  The annual meeting of the shareholders of this corporation (the "Corporation") for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year at the principal office of the corporation, or at some other place either within or without the State of Nevada as designated by the Board of Directors, on the day and at the time specified in Exhibit A, which is attached hereto and incorporated herein by this reference, or on such other day and time as may be set by the Board of Directors.  If the specified day is a Sunday or a legal holiday, then the meeting will take place on the next business day at the same time or on such other day and time as may be set by the Board of Directors.

1.2

Special Meetings.  Special meetings of the shareholders for any purpose or purposes may be called at any time by the President; by all of the Directors provided that there are no more than three, or if more than three, by any three Directors; or by the holder of a majority share of the capital stock of the corporation.  The meetings shall be held at such time and place as the Board of Directors may prescribe, or, if not held upon the request of the Board of Directors, at such time and place as may be established by the President or by the Secretary in the President's absence.  Only business within the purpose or purposes described in the meeting notice may be conducted, unless there is unanimous consent of the shareholders present at the meeting to conduct other business than that described in the meeting notice.

1.3

Notice of Meetings.  Written notice of the place, date and time of the annual shareholders' meeting and written notice of the place, date, time and purpose or purposes of special shareholders' meeting shall be delivered not less than ten (10) or more than sixty (60) days before the date of the meeting, either personally, by facsimile, or by mail, or in any other manner approved by law, by or at the direction of the President or the Secretary, to each shareholder of record entitled to notice of such meeting, Mailed notices shall be deemed to be delivered when deposited in the mail, first-class postage prepaid, correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders.

1.4

Shareholders' Action Without a Meeting.  The shareholders may take any action without a meeting that they could properly take at a meeting, if one or more written consents setting forth the action so taken are signed by all of the shareholders entitled to vote with respect to the subject matter and are delivered to the Corporation for inclusion in the minutes or filing with the corporate records.  If required by Nevada law, all nonvoting shareholders must be given written notice of the proposed action at least ten days before the action is taken, unless such notice is waived in a manner consistent with these Bylaws.  Actions taken under this section are effective when all consents are in the possession of the Corporation, unless otherwise specified in the consent.  A shareholder may withdraw consent only be delivering a written notice of withdrawal to the Corporation prior to the time that all consents are in the possession of the Corporation.

1.5

Telephone Meetings.  Shareholders may participate in a meeting of shareholders by means of a conference telephone or any similar communications equipment that enables all persons participating in the meeting to hear each other during the meeting.  Participation by such means shall constitute presence in person at a meeting.

1.6

List of Shareholders.  At least fifteen (15) days before any shareholders' meeting, the Secretary of the Corporation or the agent having charge of the stock transfer books of the Corporation shall have compiled a complete list of the shareholders entitled to notice of a shareholders' meeting, arranged in alphabetical order and by voting group, with the address of each shareholder and the number, class, and series, if any, of shares owned by each.

1.7

Quorum and Voting.  The presence in person or by proxy of the holders of a majority of the votes entitled to be cast on a matter at a meeting shall constitute a quorum of shareholders for that matter.  If a quorum exists, action on a matter shall be approved by a voting group if the votes cast within a voting group favoring the action exceed the votes cast within the voting group opposing the action, unless a greater number of affirmative votes are required by the Articles of Incorporation or by law.  Each share shall be entitled to one vote.  If the Articles of Incorporation or Nevada law provide for voting by two or more voting groups on a matter, action on a matter is taken only when voted upon by each of those voting groups counted separately.  Action may be taken by one voting group on a matter even though no action is taken by another voting group.

1.8

Order of Business.  The following order of business shall be observed at all meeting of the shareholders so far as is practicable:

a.

Call the roll;

b.

Reading, correcting, and approving of the minutes of the previous meeting;

c.

Reports of Officers;

d.

Reports of Committees;

e.

Election of Directors;

f.

Unfinished business; and

g.

New business

1.9

Adjourned Meetings.   If no quorum exists, the shareholders present in person or by proxy may adjourn to such future time as shall be agreed upon by them, and notice of such adjournment shall be mailed, postage pre-paid to each shareholder of record at least ten (10) days before such date to which the meeting was adjourned. If a shareholders' meeting is adjourned to a different place, date or time, whether for failure to achieve a quorum or otherwise, notice need not be given of the new place, date or time if the new place, date or time is announced at the meeting before adjournment.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in these Bylaws, that determination shall apply to any adjournment thereof, unless Nevada law requires fixing a new record date.  If Nevada law requires that a new record date be set for the adjourned meeting, notice of the adjourned meeting must be given to shareholders as the new record date.  Any business may be transacted at an adjourned meeting that could have been transacted at the meeting as originally called.

1.10

Proxies.  A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by an agent.  No appointment shall be valid after 11 months from the date of its execution unless the appointment form expressly so provides.  An appointment of a proxy is revocable unless the appointment is coupled with an interest.  No revocation shall be effective until written notice thereof has actually been received by the Secretary of the Corporation or any other person authorized to tabulate votes.

1.11

Actions by Written Consent.  Any corporate action required by the Bylaws, to be voted upon or approved by the directors, shall be valid if consent to action taken without a meeting is signed, setting forth the action so taken, in the case of action by directors of the Corporation.

SECTION 2

SHARES AND CERTIFICATES OF SHARES

2.1

Share Certificates.  Share certificates shall be issued in consecutive numerical order, and each shareholder shall be entitled to a certificate signed by the President or a Vice President, and attested by the Secretary or an Assistant Secretary.  Share certificates may be sealed with the corporate seal, if any, and the shares shall be entered into the corporate books.  Facsimiles of the signatures and seal may be used as permitted by law.  Every share certificate shall state:

(a)

the name of the Corporation;

(b)

that the Corporation is organized under the laws of the State of Nevada;

(c)

the name of the person to whom the share certificate is issued;

(d)

The number, class and series (if any) of shares that the certificate represents and the dates of issue; and

(e)

if the Corporation is authorized to issue shares of more than one class or series, that upon written request and without charge, the Corporation will furnish any shareholder with a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series, and the authority of the Board of Directors to determine variations for future series.

2.2

Consideration for Shares.  Shares of the Corporation may be issued for such consideration as shall be determined by the Board of Directors to be adequate.  The consideration for the issuance of shares may be paid in whole or in part in cash, or in any tangible or intangible property or benefit to the Corporation, including but not limited to promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation.  Establishment by the Board of Directors of the amount of consideration received or to be received for shares of the Corporation shall be deemed to be a determination that the consideration so established is adequate.

2.3

Transfers.  Shares may be transferred by delivery of the certificate, accompanied either by an assignment in writing on the back of the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the record holder of the certificate.  Except as otherwise specifically provided in these Bylaws, no shares of stock shall be transferred on the books of the Corporation until the outstanding certificate therefore has been surrendered to the Corporation.  Upon surrender to the corporation of the transferred shares, the certificates representing the transferred shares shall be canceled upon the books of the corporation and new share certificates shall be issued to the transferee.  The corporation shall treat the recorded holder of any shares of the holder in fact of such shares and shall not be obligated to recognize any other claims as to the ownership of such shares.

2.4

Loss or Destruction of Certificates.  In the event of the loss or destruction of any certificate, a new certificate may be issued in lieu thereof upon satisfactory proof of such loss or destruction, and upon the giving of security against loss to the Corporation by bond, indemnity or otherwise, to the extent deemed necessary by the Board of Directors, the Secretary, or the Treasurer.

2.5

Fixing Record Date.  The Board of Directors may fix in advance a date as the record date for determining shareholders entitled:  (i) to notice of or to vote at any shareholders' meeting or adjournment thereof;  (ii) to receive payment of any share dividend; or (iii) to receive payment of any distribution.  The Board of Directors may in addition fix record dates with respect to any allotment of rights or conversion or exchange of any securities by their terms, or for any other proper purpose, as determined by the Board of Directors and by law.  The record date shall be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days (or such longer period as may be required by Nevada law) prior to the date on which the particular action requiring determination of shareholders is to be taken.  If no record date is fixed for determining the shareholders entitled to notice of or to vote at a meeting of shareholders, the record date shall be the date before the day on which notice of the meeting is mailed.  If no record date is fixed for the determination of shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the Corporation's own shares), the record date shall be the date on which the Board adopted the resolution declaring the distribution.  If no record date is fixed for determining shareholders entitled to a share dividend, the record date shall be the date on which the Board of Directors authorized the dividend.

SECTION 3

BOARD OF DIRECTORS

3.1

Number, Qualification  and Term.  The general business affairs and property of the corporation shall be managed under the direction of a Board of Directors, the number of members of which is set forth in exhibit A.  The Board of Directors may increase or decrease this number by resolution.  All members of the Board of Directors shall be natural persons who are at least eighteen (18) years of age.  Each member of the Board of Directors shall serve for a one year term and may be elected to successive terms.  A decrease in the number of directors shall not shorten the term of an incumbent director.

3.2

Vacancies.  Except as otherwise provided by law, vacancies in the Board of Directors, whether caused by resignation, death, retirement, disqualification, removal, increase in the number of directors, or otherwise, may be filled for the remainder of the term by the Board of Directors, by the shareholders, or, if the directors in office constitute less than a quorum of the Board of Directors, by an affirmative vote of a majority of the remaining directors.  The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.  A vacancy that will occur at a specific later date may be filled before the vacancy occurs, but the new director(s) may not take office until the vacancy occurs.

3.3

Quorum and Voting.  At any meeting of the Board of Directors, the presence in person (including by electronic means such as a telephone conference call) of a majority of the number of directors presently in office shall constitute a quorum for the transaction of business.  Notwithstanding the foregoing, in no case shall a quorum be less than one-third of the authorized number of directors.  If a quorum is present at the time of a vote, the affirmative vote of a majority of the directors present at the time of the vote shall be the act of the Board of Directors and of the Corporation except as may be otherwise specifically provided by the Articles of Incorporation, by these Bylaws, or by law.  Each director shall have one vote. A director who is present at a meeting of the Board of Directors when action is taken is deemed to have assented to the action taken unless:  (a) the director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or to transacting business at the meeting; (b) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) the director delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting.  The right of dissent or abstention is not available to a director who votes in favor of the action taken.

3.4

Election. The directors shall be elected by a majority vote of the shares entitled to vote at the meeting either in person or by proxy at the shareholder annual meeting or at a special meeting called for that purpose.

3.5

Regular Meetings.  Regular meetings of the Board of Directors shall be held at such place, date and time as shall from time to time be fixed by resolution of the Board.

3.6

Special Meetings.  Special meetings of the Board of Directors may be held at any place and at any time and may be called by the Chairman of the Board, the President, Vice President, Secretary or Treasurer, or and two or more directors.

3.7

Notice of Meetings.  Unless the Articles of Incorporation provide otherwise, any regular meeting of the Board of Directors may be held without notice to the shareholders of the date, time, place, or purpose of the meeting.  Any special meeting of the Board of Directors must be preceded by at least two (2) days' written notice to the directors of the date, time, and place of the meeting, but not of its purpose, unless the Articles of Incorporation or these Bylaws require otherwise.  Purpose may be given personally, by facsimile, by mail, or in any other manner allowed by law.  Oral notice shall be sufficient only if a written record of such notice is included in the Corporation's minute book.  Purpose shall be deemed effective at the earliest of:  (a) receipt; (b) delivery to the proper address or telephone number of the director as shown in the Corporation's records; or (c) five days after its deposit in the United States mail, as evidenced by the postmark, if correctly addressed and mailed with first-class postage prepaid.  Notice of any meeting of the Board of Directors may be waived by any director at any time, by a signed writing, delivered to the Corporation for inclusion in the minutes, either before or after the meeting.  Attendance or participation by a director at a meeting shall constitute a waiver of any required notice of the meeting unless the director promptly objects to holding the meeting or to the transaction of any business on the grounds that the meeting was not lawfully convened and the director does not thereafter vote for or assent to action taken at the meeting.

3.8

Directors' Action Without A Meeting.  The Board of Directors or a committee thereof may take any action without a meeting that it could properly take at a meeting if by executing a resolution setting forth the action signed by all of the directors, or all of the members of the committee, as the case may be, either before or after the action is taken, and if the signed resolution is delivered to the Corporation for inclusion in the minutes or filing with the corporate records.  Such action shall be effective upon the signing of a resolution by the last director to sign, unless the consent specifies a later effective date.

3.9

Committees of the Board of Directors.  The Board of Directors, by resolutions adopted by a majority of the members of the Board of Directors in office, may create from among its members one or more committees and shall appoint the members thereof.  Each such committee must have two or more members, who shall be directors and who shall serve at the pleasure of the Board of Directors.  Each committee of the Board of Directors may exercise the authority of the Board of Directors to the extent provided in its enabling resolution and any pertinent subsequent resolutions adopted in like manner, provided that the authority of each such committee shall be subject to applicable law.  Each committee of the Board of Directors shall keep regular minutes of its proceedings and shall report to the Board of Directors when requested to do so.

3.10

Telephone Meetings.  Members of the Board of Directors or of any committee appointed by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other during the meeting.  Participation by such means shall constitute presence in person at a meeting.

3.11

Removal.  Any director may be removed at any time by a two-thirds shareholder vote at a special meeting called for that purpose.

3.12

Resignation.  Any director may resign at any time by giving written notice of such resignation to the Board, the President or the Secretary of the corporation.  Unless otherwise specified in the notice of resignation, such resignation shall take effect upon receipt thereof by the board or by such officer, and acceptance of the resignation shall not be necessary to make it effective.

SECTION 4

OFFICERS

4.1

Officers Enumerated, Election, Term.  The officers of the Corporation shall consist of such officers and assistant officers as may be designated by resolution of the Board of Directors.  The officers may include a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer, and any assistant officers, but shall not include at least a  President, Secretary and Treasurer.  Each officer shall serve a one year term and may be elected to successive terms.  The officers shall hold office at the pleasure of the Board of Directors.  All officers shall remain in office after the expiration of their term until a successor is chosen or until their resignation or removal before the expiration of their term.  Unless otherwise restricted by the Board of Directors, the President may appoint any assistant officer, the Secretary may appoint one or more Assistant Secretaries, and the Treasurer may appoint one or more Assistant Treasurers; provided that any such appointments shall be recorded in writing in the corporate records.

4.2

Qualifications.  None of the officers of the Corporation need to be a director.  Any two or more corporate offices may be held by the same person.  All officers must be natural persons who are at least eighteen (18) years of age.

4.3

Duties of the Officers.  Unless otherwise prescribed by the Board of Directors, the duties of the officers shall be as follows:

4.3.1

Chairman of the Board.  The Chairman of the Board, if one is elected, shall preside at meetings of the Board of Directors and of the shareholders, shall be responsible for carrying out the plans and directives of the Board of Directors, shall report to and consult with the Board of Directors, and, if the Board so resolves, shall be the Chief Executive Officer.  The Chairman of the Board shall have such other powers and duties as the Board of Directors may from time to time prescribe.

4.3.2

President.  The President shall exercise the usual executive powers and duties pertaining to the office of President, subject to the Board of Directors, including but not limited to; general control over the day to day management of the corporation; signing and countersigning all certificates, contracts and other instruments of the corporation; and any other powers or duties assigned by the Board of Directors from time to time.  In the absence of a Chairman of the Board, the President shall preside at meetings of the Board of Directors and of the shareholders, perform the other duties of the Chairman of the Board prescribed in this Section, and perform such other duties as the Board of Directors may from time to time designate.

4.3.3

Vice President.  Each Vice President shall perform such duties as the Board of Directors may from time to time designate.  In addition, the Vice President, or if there is more than one, the most senior Vice President available, shall act as President in the absence or disability of the President.

4.3.4

Secretary.  The Secretary shall be responsible for and shall keep, personally or with the assistance of others, records of the proceedings of the directors and shareholders; authenticate records of the Corporation; attest all certificates of stock in the name of the Corporation; keep the corporate seal, if any, and affix the same to certificates of stock and other proper documents; keep a record of the issuance of certificates of stock and the transfers of the same; shall issue notices for all meetings as required by the Bylaws; shall have charge of the corporate books; [shall be responsible that the corporation complies with NRS 78.05 by supplying to the Nevada Registered Agent, or registered office in Nevada if applicable, any and all amendments or changes to the corporations Articles of Incorporation and any and all amendments or changes to the Bylaws of the corporation and a current statement setting out the name of the custodian of the stock ledger or duplicate stock ledger and the present and complete postal address including street and number if any, or such stock ledger or duplicate stock ledger is kept;] and shall make such reports and perform such other duties as are incident to the office, or properly required by the Board of Directors.

4.3.5

Treasurer.  The Treasurer shall have the care and custody of, and be responsible for, all funds and securities of the Corporation and shall cause to be kept regular books of account.  The Treasurer shall cause to be deposited all funds and other valuable effects in the name of the Corporation in such depositories as may be designated by the Board of Directors and disperse funds of the corporation in payment of the just demands against the corporation, or as may be ordered by the Board of Directors, making proper vouchers for such disbursements and shall render to the Board of Directors, from time to time as may be required of him, an account of all transactions as treasurer and of the financial condition of the corporation.  In general, the Treasurer shall perform all of the duties incident to the office of Treasurer, and such other duties as from time to time may be assigned by the Board of Directors.

4.3.6

Resident Agent.  The Resident Agent shall be in charge of the corporations registered office in the state of Nevada and shall accept service for process on behalf of the corporation and shall perform all duties of him by statute.

4.3.7

Assistant Officers.  Assistant officers may consist of one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers.  Each assistant officer shall perform those duties assigned to him or her from time to time by the Board of Directors, the President, or the officer who appointed him or her.

4.4

Vacancies.  The Board of Directors shall fill any vacancies in any office arising from any cause at any regular or special meeting.

4.5

Removal.  Any officer or agent may be removed by action of the Board of Directors with or without cause, but any removal shall be without prejudice to the contract rights, if any, of the person removed.  Election or appointment of an officer or agent shall not of itself create any contract rights.

4.6

Compensation.  The compensation of all officers of the Corporation shall be fixed by the Board of Directors.

SECTION 5

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

5.1

Grant of Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any threatened, pending, or completed action, suit or proceeding, whether formal or informal, civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of this or another Corporation or of a partnership, joint venture, trust, other enterprise, or employee benefit plan (a "covered person"), whether the basis of such proceeding is alleged action in an official capacity as a covered person shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law, as then in effect, against all expense, liability and loss (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who ceased to be a covered person and shall inure to the benefit of his or her heirs, executors and administrators.

5.2

Limitations on Indemnification.   No indemnification shall be provided hereunder to any covered person to the extent that such indemnification would be prohibited by Nevada state law or other applicable law as then in effect, nor, with respect to proceedings seeking to enforce rights to indemnification, shall the Corporation indemnify any covered person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person except where such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, nor shall the corporation indemnify any covered person who shall be adjudged in any action, suit or proceeding for which indemnification is sought, to be liable for any negligence or intentional misconduct in the performance of a duty.

5.3

Advancement of Expenses.  The right to indemnification conferred in this section shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, except where the Board of Directors shall have adopted a resolution expressly disapproving such advancement of expenses.

5.4

Right to Enforce Indemnification.  If a written claim to enforce indemnification is not paid in full by the Corporation within 60 days after receipt by the Corporation, or if a claim for expenses incurred in defending a proceeding in advance of its final disposition is not paid within 20 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.  The claimant shall be presumed to be entitled to indemnification hereunder upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the required undertaking has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the claimant is so entitled.  It shall be a defense to any such action that the claimant has not met the standards of conduct which make it permissible hereunder or under Nevada state law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth herein or in Nevada state law nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

5.5

Nonexclusively.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall be valid to the extent consistent with Nevada law.

5.6

Indemnification of Officers, Employees and Agents.  The Corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to officers, employees and agents of the Corporation on the same terms and with the same scope and effect as the provisions of this section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation or pursuant to rights granted pursuant to, or provided by, Nevada state law or on such other terms as the Board may deem proper.

5.7

Insurance and Other Security.  The Corporation may maintain insurance, at its expense, to protect itself and any individual who is or was a director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against or incurred by the individual in that capacity or arising from his or her status as an officer, director, agent, or employee, whether or not the Corporation would have the power to indemnify such person against the same liability under Nevada state law.  The Corporation may enter into contracts with any director or officer of the Corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this section.

5.8

Amendment or Modification.  This section may be altered or amended at any time as provided in these Bylaws, but no such amendment shall have the effect of diminishing the rights of any person who is or was an officer or director as to any acts or omissions taken or omitted to be taken prior to the effective date of such amendment.

5.9

Effect of Section.  The rights conferred by this section shall be deemed to be contract rights between the Corporation and each person who is or was a director or officer.  The Corporation expressly intends each such person to rely on the rights conferred hereby in performing his or her respective duties on behalf of the Corporation.

SECTION 6

DIVIDENDS

6.1

The Directors may, from time to time, declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

SECTION 7

WAIVER OF NOTICE

7.1

UWaiver of Notice.U Unless otherwise provided by law, whenever any notice is required to be given at any shareholder or Director of the corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to a notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

SECTION 8

AMENDMENT OF BYLAWS

8.1

Any of the Bylaws may be amended by a majority vote of the shareholders at any annual meeting or at any special meeting called for that purpose.

8.2

The Board of Directors may amend the Bylaws or adopt additional Bylaws, but shall not alter or repeal any Bylaws adopted by the shareholders of the company.

BY: /S/ Jerry G. Mikolajczyk

________________________________

Jerry G. Mikolajczyk, Secretary

EXHIBIT A

Section 1.1.

Date and time of annual shareholders' meeting:

May 25, or if on a weekend, the first Monday thereafter

Section 2.1.

Number of members of Board of Directors, unless and until changed by resolution of the Board of Directors:

Section 6.

Fiscal year: ANNUAL

Section 7.

Corporate seal, if any: NONE

Date Bylaws Adopted: March 26, 2008

Secretary: BY: /S/ Jerry G. Mikolajczyk

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